Innventure Reports Second Quarter 2025 Results Accelsius significantly grew market presence with recent deployments at Global Switch, Compucenter and Equinix facilities AeroFlexx delivered a fourth consecutive quarter of revenue generation Refinity engaged an engineering, procurement and construction partner for the first plant design ORLANDO, Fla. (August 14, 2025) – Innventure, Inc. (NASDAQ: INV) (“Innventure”), a technology commercialization platform, today announced financial results for the quarter ended June 30, 2025. “Innventure’s family of operating companies continued its momentum in the second quarter, positioning the company for a successful second half of 2025. We firmly believe the remainder of 2025 will be an inflection point for revenue growth across the enterprise.” said Bill Haskell, Innventure’s Chief Executive Officer. “Accelsius further strengthened its market position in two phase, direct-to-chip cooling with recent deployments at Global Switch, Compucenter and Equinix facilities. Accelsius also achieved industry-leading thermal milestones with its proprietary NeuCool technology. AeroFlexx generated its fourth consecutive quarter of revenue and achieved Critical Guidance Recognition for recyclability from the Association of Plastic Recyclers (APR), which can help accelerate ongoing discussions with some of the top consumer packaged goods companies in the world. Finally, Refinity engaged an engineering, procurement and construction partner for its first plant design, an exciting milestone for a company we launched less than 10 months ago.” Mr. Haskell continued, “We built Innventure with the goal to deliver long-term value for our shareholders and it is clear that we are executing against that goal. The tangible and exciting progress being made across our three operating companies is impressive, but we believe this is only the beginning. In addition to the current value creation potential at Accelsius, AeroFlexx and Refinity, Innventure has a high-quality pipeline of technology solutions across a handful of multinational corporations. We believe this broad opportunity set available to Innventure is underappreciated in the market today and we plan to increasingly unlock this value in the quarters and years ahead.” Conference Call and Webcast A conference call to discuss these results has been scheduled for 5:00 p.m. ET on August 14, 2025, which will include comments from Josh Claman, Chief Executive Officer of Accelsius. The event will be webcasted live via Innventure’s investor relations website https://ir.innventure.com/ or via this link. Parties interested in joining via teleconference can register using this link: https://register-conf.media-server.com/register/ BIb3d1020563db458e956f4e23abbde08a After registering, you will be provided dial in details and a unique dial-in PIN. Registration is open through the live call, but to ensure you are connected for the full call, we suggest registering in advance. Innventure will also post a slide presentation to accompany the prepared remarks to its investor relations website https:// ir.innventure.com/ shortly before the of the start of the event. About Innventure Innventure founds, funds, and operates companies with a focus on transformative, sustainable technology solutions acquired or licensed from multinational corporations. As owner-operators, Innventure takes what it believes to be breakthrough technologies from early evaluation to scaled commercialization utilizing an approach designed to help mitigate risk as it builds disruptive companies it believes have the potential to achieve a target enterprise value of at least $1 billion. Innventure defines ‘‘disruptive’’ as innovations that have the ability to significantly change the way businesses, industries, markets and/or consumers operate. Non-GAAP Financial Measures

We use certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (GAAP) to supplement our consolidated financial statements. These non-GAAP financial measures provide additional information to investors to facilitate comparisons of past and present operating results, identify trends in our underlying operating performance, and offer greater transparency on how we evaluate our business activities. These measures are integral to our processes for budgeting, managing operations, making strategic decisions, and evaluating our performance. Our primary non-GAAP financial measures are EBITDA and Adjusted EBITDA. We define EBITDA as net income before interest, income taxes, and depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude certain non-cash items, non-recurring expenses, and other items that are not indicative of our core operating activities. These may include stock-based compensation, acquisition costs, and other financial items. We believe Adjusted EBITDA is valuable for investors and analysts as it provides additional insight into our operational performance, excluding the impacts of certain financing, investing, and other non-operational activities. This measure helps in comparing our current operating results with prior periods and with those of other companies in our industry. It is also used internally for allocating resources efficiently, assessing the economic outcomes of acquisitions and strategic decisions, and evaluating the performance of our management team. There are limitations to Adjusted EBITDA, including its exclusion of cash expenditures, future requirements for capital expenditures and contractual commitments, and changes in or cash requirements for working capital needs. Adjusted EBITDA also omits significant interest expenses and related cash requirements for interest and payments. While depreciation and amortization are non-cash charges, the associated assets will often need to be replaced in the future, and Adjusted EBITDA does not reflect the cash required for such replacements. Additionally, Adjusted EBITDA does not account for income or other taxes or necessary cash tax payments. Investors should use caution when comparing our non-GAAP measure to similar metrics used by other companies, as definitions can vary. Adjusted EBITDA should not be considered in isolation or as a substitute for GAAP financial measures. In presenting Adjusted EBITDA, we aim to provide investors with an additional tool for assessing the operational performance of our business. It serves as a useful complement to our GAAP results, offering a more comprehensive understanding of our financial health and operational efficiencies. Cautionary Statement Regarding Forward-Looking Statements Certain statements in this press release are "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or Innventure’s (the “Company’s”) future financial or operating performance, expectations regarding new contractual arrangements, anticipated product line expansions and product testing and market acceptance, and these statements may refer to projections and forecasts. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “will,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current assumptions and expectations of future events that are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Company’s public filings made with the Securities and Exchange Commission and the following: (a) the Company’s and its subsidiaries’ ability to execute on strategies and achieve future financial performance, including their respective future business plans, expansion and acquisition plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and the Company’s and its subsidiaries’ ability to invest in growth initiatives; (b) the implementation, market acceptance and success of the Company’s and its subsidiaries’ business models and growth strategies; (c) the Company’s and its subsidiaries’ future capital requirements and sources and uses of cash; (d) the Company’s ability to maintain control over its subsidiaries, (e) the Company’s access to funds under the Standby Equity Purchase Agreement with YA II PN, Ltd. due to certain conditions, restrictions and limitations set forth therein; (f) certain restrictions and limitations set forth in the Company’s debt instruments, which may impair the Company’s financial and operating flexibility; (g) the Company and its subsidiaries ability to generate liquidity and maintain sufficient capital to operate as anticipated; (h) the Company’s and its subsidiaries’ ability to obtain funding for their operations and future growth and to continue as going concerns; (i) the risk that the technology solutions that the Company and its subsidiaries license or acquire from third parties or develop internally may not function as anticipated or provide the benefits anticipated; (j) developments and projections relating to the Company’s and its subsidiaries’ competitors and industry; (k) the ability of the Company and its subsidiaries to scale the operations of their respective businesses; (l) the ability of the Company and its subsidiaries to establish substantial commercial sales of their products; (m) the ability of the Company and its subsidiaries to compete against companies with greater capital and other resources or superior technology or products; (n) the Company and its subsidiaries’ ability to meet, and to continue to meet, applicable regulatory requirements for the use of their respective products and the numerous regulatory requirements generally applicable to their businesses; (o) the outcome of any legal proceedings against the Company or its subsidiaries; (p) the Company’s ability to find future opportunities to license or acquire breakthrough technology solutions from multinational corporations or other third parties (“Technology Solutions Provider”) and to satisfy the requirements imposed by or to avoid disagreements with its current and future Technology Solutions Providers; (q) the risk that the launch of new companies distracts the Company’s management from its other subsidiaries and their operations; (r) the risk that the Company may be deemed an investment company under the Investment Company Act, which would impose burdensome compliance requirements and restrictions on its activities; (s) the ability of the Company and its subsidiaries to sufficiently protect their intellectual property rights and to avoid or resolve in a timely and cost-effective manner any disputes that may arise relating to its use of the intellectual property of third parties; (t) the risk of a cyber-attack or a failure of the Company’s or its subsidiaries’ information technology and data security infrastructure; (u) geopolitical risk and changes in applicable laws or regulations; (v) potential adverse effects of other economic, business, and/or competitive factors; (w) operational risks related to the Company and its subsidiaries that have limited or no operating history; and (x) limited liquidity and trading of the Company’s securities. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. Media Contact: Laurie Steinberg, Solebury Strategic Communications press@innventure.com Investor Relations Contact: Sloan Bohlen, Solebury Strategic Communications investorrelations@innventure.com

# Innventure, Inc. and Subsidiaries
# Condensed Consolidated Balance Sheets
# (Unaudited) (in thousands, except share and per share amounts)

| | June 30, 2025 (Unaudited) | December 31, 2024 |
|---|---|---|
| **Assets** | | |
| Cash and cash equivalents | $ 6,965 | $ 11,119 |
| Accounts receivable, net | 901 | 283 |
| Due from related parties | 4,188 | 4,536 |
| Inventories, net | 6,620 | 5,178 |
| Prepaid expenses and other current assets | 2,455 | 3,170 |
| **Total Current Assets** | **21,129** | **24,286** |
| Restricted cash | 5,000 | — |
| Investments | 32,424 | 28,734 |
| Property, plant and equipment, net | 1,972 | 1,414 |
| Intangible assets, net | 171,345 | 182,153 |
| Goodwill | 323,463 | 667,936 |
| Other assets | 652 | 766 |
| **Total Assets** | **$ 555,985** | **$ 905,289** |
| **Liabilities and Stockholders' Deficit** | | |
| Accounts payable | $ 3,710 | $ 3,248 |
| Accrued employee benefits | 10,603 | 9,273 |
| Accrued expenses | 2,594 | 2,478 |
| Contract liabilities | 690 | — |
| Related party notes payable - current | — | 14,000 |
| Notes payable - current | 27,502 | 625 |
| Embedded derivative liability | 1,796 | — |
| Patent installment payable - current | 700 | 1,225 |
| Obligation to issue equity | 52 | 4,158 |
| Warrant liability | 22,996 | 34,023 |
| Income taxes payable | 292 | — |
| Related party convertible promissory notes - current | 1,002 | — |
| Other current liabilities | 380 | 317 |
| **Total Current Liabilities** | **72,317** | **69,347** |
| Notes payable, net of current portion | 11,304 | 13,654 |
| Term convertible notes, net of current portion | 2,451 | — |
| Related party convertible promissory notes, net of current portion | 3,000 | — |
| Earnout liability | 4,370 | 14,752 |
| Stock-based compensation liability | 474 | 1,160 |
| Patent installment payable, net of current portion | 12,375 | 12,375 |
| Deferred income taxes | 23,458 | 27,353 |
| Other liabilities | 176 | 355 |
| **Total Liabilities** | **129,925** | **138,996** |
| **Commitments and Contingencies (Note 16)** | | |
| **Stockholders' Equity** | | |
| Preferred stock, $0.0001 par value, 25,000,000 shares authorized; | | |
| Series B Preferred Stock, $0.0001 par value, 3,000,000 shares designated, 33,144 and 1,102,000 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively | — | — |
| Series C Preferred Stock, $0.0001 par value, 5,000,000 shares designated, 150,000 and — shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively | — | — |
| Common Stock, $0.0001 par value, 250,000,000 shares authorized, 55,221,494 and 44,597,154 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively | 6 | 4 |
| Additional paid-in capital | 525,346 | 502,865 |
| Accumulated other comprehensive (loss) gain | (1,289) | 909 |
| Accumulated deficit | (305,512) | (78,262) |
| **Total Innventure, Inc., Stockholders' Equity** | **218,551** | **425,516** |
| Non-controlling interest | 207,509 | 340,777 |
| **Total Stockholders' Equity** | **426,060** | **766,293** |
| **Total Liabilities and Stockholders' Equity** | **$ 555,985** | **$ 905,289** |

*See accompanying notes to consolidated financial statements.*

## Innventure, Inc. and Subsidiaries

## Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)

## (Unaudited) (in thousands, except share and per share amounts)

| | Three months ended | | Six months ended | |
|---|---|---|---|---|
| | June 30, 2025 (Successor) | June 30, 2024 (Predecessor) | June 30, 2025 (Successor) | June 30, 2024 (Predecessor) |
| **Revenue** | **$ 476** | **$ 223** | **$ 700** | **$ 447** |
| **Operating Expenses** | | | | |
| Cost of sales | 2,861 | — | 3,045 | — |
| General and administrative | 18,569 | 8,379 | 38,245 | 16,283 |
| Sales and marketing | 2,208 | 1,366 | 4,304 | 2,549 |
| Research and development | 6,068 | 1,764 | 12,321 | 3,433 |
| Goodwill impairment | 113,344 | — | 346,557 | — |
| **Total Operating Expenses** | **143,050** | **11,509** | **404,472** | **22,265** |
| **Loss from Operations** | **(142,574)** | **(11,286)** | **(403,772)** | **(21,818)** |
| **Non-operating (Expense) and Income** | | | | |
| Interest expense, net | (2,647) | (43) | (4,185) | (448) |
| Net gain (loss) on investments | — | (790) | — | 4,399 |
| Net gain (loss) on investments – due to related parties | — | 26 | — | (160) |
| Change in fair value of financial liabilities | 7,176 | — | 23,605 | (478) |
| Equity method investment (loss) income | (1,924) | 779 | (8,680) | 784 |
| Realized gain on conversion of available for sale investment | — | — | 1,507 | — |
| Loss on extinguishment of debt | (3,462) | — | (3,462) | — |
| Loss on extinguishment of related party debt | — | — | (3,538) | — |
| Loss on conversion of promissory notes | — | — | — | (1,119) |
| Miscellaneous other expense | (64) | — | (43) | — |
| **Total Non-operating (Expense) Income** | **(921)** | **(28)** | **5,204** | **2,978** |
| **Loss before income taxes** | **(143,495)** | **(11,314)** | **(398,568)** | **(18,840)** |
| Income tax benefit | (2,220) | — | (3,619) | — |
| **Net Loss** | **(141,275)** | **(11,314)** | **(394,949)** | **(18,840)** |
| Less: net loss attributable to | | | | |
| Non-redeemable non-controlling interest | (57,048) | (4,026) | (167,725) | (6,333) |
| **Net Loss Attributable to Innventure, Inc. Stockholders / Innventure LLC Unitholders** | **(84,227)** | **(7,288)** | **(227,224)** | **(12,507)** |
| Basic and diluted loss per share | $ (1.60) | | $ (4.60) | |
| Basic and diluted weighted average common shares | 52,546,491 | | 49,417,092 | |
| **Other comprehensive income, net of taxes:** | | | | |
| Unrealized gain (loss) on available for sale debt securities - related party | 189 | — | (691) | — |
| Reclassification of realized gain on conversion of available for sale investments | — | — | (1,507) | — |
| **Total other comprehensive income, net of taxes** | **189** | **—** | **(2,198)** | **—** |
| **Total comprehensive loss, net of taxes** | **(141,086)** | **(11,314)** | **(397,147)** | **(18,840)** |
| Less: comprehensive loss attributable to | | | | |
| Non-redeemable non-controlling interest | (57,048) | (4,026) | (167,725) | (6,333) |
| **Net Comprehensive Loss Attributable to Innventure, Inc. Stockholders / Innventure LLC Unitholders** | **$ (84,038)** | **$ (7,288)** | **$ (229,422)** | **$ (12,507)** |

*See accompanying notes to condensed consolidated financial statements.*

**Innventure, Inc. and Subsidiaries**

**Condensed Consolidated Statements of Changes in Unitholders' Deficit (Predecessor)**

**(Unaudited) (in thousands, except share and per share amounts)**

| | Class B Preferred | Class B-1 Preferred | Class A | Class C | Accumulated Deficit | Non-Controlling Interest | Total (Deficit) Equity |
|---|---|---|---|---|---|---|---|
| **December 31, 2023** | **$ 38,122** | **$ 3,323** | **$ 1,950** | **$ 844** | **$ (64,284)** | **$ 1,559** | **$ (18,486)** |
| Net loss | — | — | — | — | (5,219) | (2,307) | (7,526) |
| Units issued to non-controlling interest | — | — | — | — | — | 3,503 | 3,503 |
| Issuance of preferred units, net of issuance costs | 7,566 | — | — | — | — | — | 7,566 |
| Unit-based compensation | — | — | — | 51 | — | 345 | 396 |
| Issuance of units to non-controlling interest in exchange of convertible promissory notes | — | — | — | — | — | 8,443 | 8,443 |
| Accretion of redeemable units to redemption value | — | — | — | — | (4,415) | — | (4,415) |
| **March 31, 2024** | **$ 45,688** | **$ 3,323** | **$ 1,950** | **$ 895** | **$ (73,918)** | **$ 11,543** | **$ (10,519)** |
| Net loss | — | — | — | — | (7,288) | (4,026) | (11,314) |
| Units issued to non-controlling interest | — | — | — | — | — | 7,348 | 7,348 |
| Issuance of preferred units, net of issuance costs | 2,852 | — | — | — | — | — | 2,852 |
| Unit-based compensation | — | — | — | 45 | — | 248 | 293 |
| Accretion of redeemable units to redemption value | — | — | — | — | (362) | — | (362) |
| **June 30, 2024** | **$ 48,540** | **$ 3,323** | **$ 1,950** | **$ 940** | **$ (81,568)** | **$ 15,113** | **$ (11,702)** |

*See accompanying notes to condensed consolidated financial statements.*

# Innventure, Inc. and Subsidiaries

## Condensed Consolidated Statements of Changes in Mezzanine and Stockholders' Equity (Deficit) (Successor)

## (Unaudited) (in thousands, except share and per share amounts)

| | Stockholders' Equity | | | | | | | | | | | Mezzanine Equity | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Series B Preferred Stock | | Series C Preferred Stock | | Common Stock | | | | | | | Preferred Stock | |
| | Shares | Amount | Shares | Amount | Shares | Amount | Additional Paid-In Capital | Accumulated Deficit | Accumulated OCI | Non-Controlling Interest | Total Stockholders ' Equity | Shares | Amount |
| **December 31, 2024** | **1,102,000** | **$ —** | **—** | **$ —** | **44,597,154** | **$ 4** | **$ 502,865** | **$ (78,262)** | **$ 909** | **$ 340,777** | **$ 766,293** | **—** | **$ —** |
| Net loss | — | — | — | — | — | — | — | (142,997) | — | (110,677) | (253,674) | — | — |
| Series B Preferred Stock buyback | (5,000) | — | — | — | — | — | (50) | — | — | — | (50) | — | — |
| Series B Preferred Stock issued for paid-in-kind dividends | 21,808 | — | — | — | — | — | 218 | — | — | — | 218 | — | — |
| Issuance of common shares, net of issuance costs | — | — | — | — | 161,964 | — | 1,927 | — | — | — | 1,927 | — | — |
| Vesting of earnout shares | — | — | — | — | 2,344,682 | 1 | 873 | — | — | — | 874 | — | — |
| Other comprehensive gain, net of taxes | — | — | — | — | — | — | — | — | (2,387) | — | (2,387) | — | — |
| Conversion of related party notes | — | — | — | — | — | — | — | — | — | — | — | 2,310,848 | 23,109 |
| Issuance of Series C Preferred Stock, net | — | — | — | — | — | — | — | — | — | — | — | 575,000 | 5,663 |
| Non-controlling interest issued and related transfers | — | — | — | — | — | — | (26,303) | — | — | 33,249 | 6,946 | — | — |
| Distributions to Stockholders | — | — | — | — | — | — | — | (26) | — | — | (26) | — | — |
| Stock-based compensation | — | — | — | — | — | — | 4,943 | — | — | 898 | 5,841 | — | — |
| Accrued preferred dividends | — | — | — | — | — | — | (217) | — | — | — | (217) | — | (44) |
| **March 31, 2025** | **1,118,808** | **$ —** | **—** | **$ —** | **47,103,800** | **$ 5** | **$ 484,256** | **$ (221,285)** | **$ (1,478)** | **$ 264,247** | **$ 525,745** | **2,885,848** | **$ 28,728** |
| Net loss | — | — | — | — | — | — | — | (84,227) | — | (57,048) | (141,275) | — | — |
| Issuance of common shares, net of issuance costs | — | — | — | — | 481,325 | — | 2,625 | — | — | — | 2,625 | — | — |
| Other comprehensive gain, net of taxes | — | — | — | — | — | — | — | — | 189 | — | 189 | — | — |
| Non-controlling interest issued and related transfers | — | — | — | — | — | — | 1,036 | — | — | (602) | 434 | — | — |
| Stock-based compensation | — | — | — | — | — | — | 8,494 | — | — | 912 | 9,406 | — | — |
| Accrued preferred dividends | — | — | — | — | — | — | 198 | — | — | — | 198 | — | 12 |
| Conversion to Common Stock | (1,085,664) | — | — | — | 7,636,369 | 1 | 27,269 | — | — | — | 27,270 | (2,735,848) | (27,272) |
| Transfer of Series C Preferred Stock from Mezzanine equity to Stockholders' equity | — | — | 150,000 | — | — | — | 1,468 | — | — | — | 1,468 | (150,000) | (1,468) |
| **June 30, 2025** | **33,144** | **$ —** | **150,000** | **$ —** | **55,221,494** | **$ 6** | **$ 525,346** | **$ (305,512)** | **$ (1,289)** | **$ 207,509** | **$ 426,060** | **$ —** | **$ —** |

*See accompanying notes to consolidated financial statements.*

Successor Predecessor Six months ended June 30, 2025 Six months ended June 30, 2024 Cash Flows Used in Operating Activities Net loss ................................................................................................................................... $ (394,949) $ (18,840) Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities: Stock-based compensation ..................................................................................................... 15,247 689 Interest income on debt securities - related party ................................................................... (195) — Change in fair value of financial liabilities ............................................................................ (23,605) 478 Change in fair value of payables due to related parties .......................................................... — 160 Non-cash interest expense on notes payable .......................................................................... 2,560 352 Net gain on investments ......................................................................................................... — (4,399) Equity method investment gain (loss) .................................................................................... 8,680 (784) Realized gain on conversion of available for sale investments .............................................. (1,507) — Loss on extinguishment of debt ............................................................................................. 3,462 — Loss on extinguishment of related party debt ........................................................................ 3,538 — Loss on conversion of promissory notes ................................................................................ — 1,119 Deferred income taxes ............................................................................................................ (3,897) — Depreciation and amortization ............................................................................................... 11,182 69 Goodwill impairment ............................................................................................................. 346,557 — Payment of patent installment ................................................................................................ (525) — Other costs .............................................................................................................................. 165 123 Changes in operating assets and liabilities: Accounts receivable ......................................................................................................... (618) — Prepaid expenses and other current assets ....................................................................... (3,312) (965) Inventory .......................................................................................................................... (1,442) (662) Accounts payable ............................................................................................................. 315 3,181 Accrued employee benefits ............................................................................................. 1,330 2,803 Accrued expenses ............................................................................................................ 42 357 Stock-based compensation liability ................................................................................. (686) — Income taxes payable ...................................................................................................... 292 — Other current liabilities .................................................................................................... (78) (72) Contract liabilities ........................................................................................................... 690 — Net Cash Used in Operating Activities ..................................................................................... (36,754) (16,391) Cash Flows Used in Investing Activities Investment in available-for-sale debt securities - equity method investee ............................. (2,708) — Loans to equity method investee ............................................................................................ — (5,035) Acquisition of property, plant and equipment ........................................................................ (932) (706) Proceeds from sale of investments ......................................................................................... — 1,364 Net Cash Used in Investing Activities ...................................................................................... (3,640) (4,377) Cash Flows Provided by Financing Activities Proceeds from issuance of equity, net of issuance costs ......................................................... 3,675 10,037 Proceeds from the issuance of equity to non-controlling interest, net of issuance costs ........ 5,367 10,827 Proceeds from the issuance of related party convertible promissory notes ............................ 3,999 — Proceeds from the issuance of term convertible notes ............................................................ 2,451 — Proceeds from issuance of debt securities, net of issuance costs ............................................ 27,000 — Payment of debts ..................................................................................................................... (1,176) (590) Distributions to stockholders and other .................................................................................. (76) — Net Cash Flows Provided by Financing Activities .................................................................. 41,240 20,274 Net (Decrease) Increase in Cash, Cash Equivalents and Restricted Cash ............................. 846 (494) Cash, Cash Equivalents and Restricted Cash Beginning of period ............................................... 11,119 2,575 Cash, Cash Equivalents and Restricted Cash End of period ....................................................... $ 11,965 $ 2,081 See accompanying notes to consolidated financial statements. Innventure, Inc. and Subsidiaries Condensed Consolidated Statements of Cash Flows (Unaudited) (in thousands, except share and per share amounts)

Successor Predecessor Six months ended June 30, 2025 Six months ended June 30, 2024 Supplemental Cash Flow Information Cash paid for interest ................................................................................................................ $ 1,825 $ 99 Supplemental Disclosure of Noncash Financing Information Accretion of redeemable units to redemption value ................................................................. — 4,777 Issuance of units to non-controlling interest in exchange of convertible promissory notes ..... — 7,324 Conversion of working capital loans to equity method investee into investments in debt securities - related party ............................................................................................................ 4,375 — Extinguishment of debt with Series C Preferred Stock ............................................................ 14,000 — Contribution of Series C Preferred Stock to equity method investee ....................................... 5,783 — Conversion of AFX available-for-sale term loan into equity method investments .................. 8,757 — Issuance of common stock as repayment of convertible debt .................................................. 2,533 — Issuance of stock in exchange for services ............................................................................... 4,095 — Conversion of preferred stock into common stock ................................................................... 36,910 — Transfer of Series C Preferred Stock from Mezzanine to Stockholders' equity ....................... 1,468 — Embedded derivative in association with Convertible Debentures .......................................... 1,774 — Equity reallocation between non-controlling interest and additional paid-in capital ............... 25,268 — See accompanying notes to consolidated financial statements. Innventure, Inc. and Subsidiaries Condensed Consolidated Statements of Cash Flows (Unaudited) (in thousands, except share and per share amounts)

**Innventure, Inc. and Subsidiaries**

**Non-GAAP Financial Measures**

**(in thousands, except share and per share amounts)**

| | Three months ended | | Six months ended | |
|---|---|---|---|---|
| | **June 30, 2025 (Successor)** | **June 30, 2024 (Predecessor)** | **June 30, 2025 (Successor)** | **June 30, 2024 (Predecessor)** |
| Net loss | $ (141,275) | $ (11,314) | $ (394,949) | $ (18,840) |
| Interest expense, net[1] | 2,647 | 43 | 4,185 | 448 |
| Depreciation and amortization expense | 5,634 | 64 | 11,182 | 69 |
| Income tax benefit | (2,220) | — | (3,619) | — |
| **EBITDA** | **(135,214)** | **(11,207)** | **(383,201)** | **(18,323)** |
| Transaction and other related costs[2] | — | 2,769 | — | 6,041 |
| Change in fair value of financial liabilities[3] | (7,176) | — | (23,605) | 478 |
| Stock-based compensation[4] | 9,406 | 293 | 15,247 | 689 |
| Goodwill impairment[5] | 113,344 | — | 346,557 | — |
| Loss on extinguishment of debt[6] | 3,462 | — | 3,462 | — |
| Loss on extinguishment of related party debt[7] | — | — | 3,538 | — |
| Loss on conversion of promissory notes | — | — | — | 1,119 |
| **Adjusted EBITDA** | **$ (16,178)** | **$ (8,145)** | **$ (38,002)** | **$ (9,996)** |

(1) Interest Expense, net, includes interest incurred on our various borrowing facilities and the amortization of debt issuance costs.

(2) Transaction and other related costs – For the three and six months ended June 30, 2024 (Predecessor), this is comprised of consulting, legal, and other professional fees related to the Business Combination.

(3) Change in fair value of financial liabilities – For the three and six months ended June 30, 2025 (Successor), the change in fair value of financial liabilities primarily consists of the change in fair value of the warrant liability and the earnout liability. For the three and six months ended June 30, 2024 (Predecessor), this is comprised entirely of the change in fair value of the embedded derivative associated with the convertible notes.

(4) Stock based compensation – For the three and six months ended June 30, 2025 (Successor), stock based compensation primarily consisted of awards in the 2024 Equity and Incentive Plan entered into on October 2, 2024 subsequent to the Business Combination. These awards consisted of Stock Options, Restricted Stock Units, and Stock Appreciation Rights. Further, a portion of this expense was related to share-based payment employee incentive plans in existence at Innventure LLC and other subsidiaries. Additional Stock Options were granted in February 2025 and additional Restricted Stock Units were granted in June 2025 which are included in the stock-based compensation caption for their respective periods. For the three and six months ended June 30, 2024 (Predecessor), stock-based compensation was comprised wholly of share-based payment employee incentive plans in existence at Innventure LLC and other subsidiaries.

(5) Goodwill impairment - For the three and six months ended June 30, 2025 (Successor), the Company recognized goodwill impairment due to sustained decreases in the Company's publicly quoted share price and market capitalization, which were, at least in part, sensitive to the general downward volatility experienced in the stock market from late February 2025 through April 2025. The publicly quoted share price stabilized some in May 2025 and June 2025. There was no similar goodwill impairment charge for the three and six months ended June 30, 2024 (Predecessor).

(6) Loss on extinguishment of debt - For the three and six months ended June 30, 2025 (Successor), the Company modified the WTI Facility, and such modification was accounted for as a debt extinguishment while no debt was repaid. There was no loss on extinguishment of debt for the three and six months ended June 30, 2024 (Predecessor).

(7) Loss on extinguishment of related party debt - For the three and six months ended June 30, 2025 (Successor), the Company extinguished certain related party debts by issuing Series C Preferred Stock. There was no loss on extinguishment of related party debt for the three and six months ended June 30, 2024 (Predecessor).